INVESTOR'S CERTIFICATE


The undersigned, Microcare Computer Services, Inc. ("Investor"), an Indiana corporation, intends to acquire ____________________ (_______) shares of the common stock, par value $.01 (the "Securities") of POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (the "Company") pursuant to the terms and conditions of an Asset Purchase Agreement entered into between the Company and Investor dated the ____ day of _____, 1997. The Securities will be acquired by Investor from the Company upon the closing of the transactions contemplated by the Asset Purchase Agreement.

In order to induce the Company to close the transactions contemplated by the Asset Purchase Agreement and to induce the Company to issue the Securities, Investor hereby certifies to the Company as follows:

1.   Investor's full name and business address are as follows:

           Name:                           Business      Address:


      Microcare  Computer Services, Inc.       3144 N.  Shadeland
Avenue
                                   Indianapolis, Indiana 46226

2. Investor is purchasing the Securities in its own name and for its own account and no other person has any interest in or right with respect to the Securities, nor has it agreed to give any person such interest or right in the future.

3. Investor is acquiring the Securities for investment purposes and not with a view to or for sale in connection with any distribution of the Securities. It recognizes that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the securities laws of the State of Indiana or any other state, and that any disposition of the Securities is subject to restrictions imposed by federal and state law, and that the certificates representing the Securities will bear a restrictive legend to that effect. Investor also recognizes that it cannot transfer or dispose of the Securities absent registration and qualification or an available exemption from registration and qualification. Investor represents that it is familiar with the provisions of Rule 144 of the Rules and Regulations of the Securities and Exchange Commission and that it understands that the Securities are "Restricted Securities" as such term is defined in said Rule
144. The Investor understands that the Indiana Division of Securities has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that no such recommendation or endorsement will be made.

4. Investor has not seen nor received any advertisement or general solicitation with respect to the sale of the Securities.
5. The total consideration to be paid by Investor to purchase the Securities has a value of $____________ and consists of a portion of the value of the assets of Investor being sold to the Company in exchange for which the Securities constitute a portion of the purchase price, all as more fully specified in the Asset Purchase Agreement.

6.    Investor  represents  by  reason  of  the  business  and/or financial experience of its directors, officers and sole shareholder, or by reason of the business or financial experience of its professional advisor, who is unaffiliated with and who is

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not  compensated,  directly or directly, by the  Company  or  any affiliate or selling agent of the Company that it is capable of evaluating the merits and risks of this investment in the shares of the Company and protecting its own interest in connection with the investment.

     Description of Business Experience of Board of Directors and
Shareholders:

      President and sole Shareholder has been in the industry for 12 years from the beginning of the PC era, has acquired a computer service company and has activily invested in stocks of public company's for ten years.


     _____     Check if a Professional Advisor is used

         Name    and    Address    of    Professional    Advisor:
_____________________________


________________________________________________________________


_________________________________________________________________

     Describe business or experience of Professional Advisor:


________________________________________________________________


________________________________________________________________

7. Investor acknowledges that during the course of the negotiation of the Asset Purchase Agreement, and before completing the acquisition of the Securities, it has been provided with financial and other written information about the Company. Investor, its officers, directors and shareholders have read the Asset Purchase Agreement, reviewed it with counsel and
been  given  the  opportunity  by  the  Company  to  obtain   any
information and ask any questions concerning the Company, the Securities and its investment that it or they have felt necessary, and to the extent that they have availed themselves of that opportunity, have received satisfactory information and answers. If Investor has requested any additional information that the Company possessed or could acquire without unreasonable effort or expense and that was necessary to verify the accuracy of the financial and other written information furnished to it by the Company, that additional information was provided to it and was satisfactory. In reaching the decision to sell substantially all of its operating assets and to receive as partial consideration therefor the Securities, Investor, its officers, directors and shareholders have carefully evaluated Investor's financial resources and investment position and the risks associated with this investment, and Investor acknowledges that it is able to bear the economic risks of this investment. By electing to make this investment, Investor realizes that it may lose its entire investment. Investor fully acknowledges that its financial condition is such that it is not under any present necessity or constraint to dispose of the Securities to satisfy any existing or contemplated debt or undertaking.

8. Investor understands that the Company will instruct its transfer agent and registrar not to transfer all or any portion of the Securities to any other person, firm or entity, or to

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perform  any  registration unless the transfer is pursuant  to  a registration statement which is effective under the Act or an available exemption from the registration requirements of the
Act.   Investor hereby agrees that the following legend shall  be placed  on the face or back of all certificates representing  the
Securities:

            "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws, and may not be offered or resold unless registered under the Act, and any applicable state securities law, or unless, in the opinion of counsel for the Investor, an exemption from registration is available, the availability of which must be established to the satisfaction of the Company."

9. Investor represents that (a) it is a corporation duly organized and validly existing under the laws of the State of Indiana and (b) one hundred percent (100%) of its outstanding stock is owned by Robert L. Versprille.

IN  WITNESS WHEREOF, the undersigned has executed this Investor's
Certificate this ____ day of __________, 1997.

                                MICROCARE COMPUTER SERVICES, INC.



                                                              By:
________________________________
                                      Robert    L.    Versprille,
President

Taxpayer Identification No.:  ____________

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